                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement of ACE Limited on Form S-4 of our reports dated November 4, 1998 relating to the consolidated financial statements and financial statement schedules, which are incorporated by reference or included in ACE Limited's Annual Report on Form 10-K for the year ended September 30, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                     /s/ PricewaterhouseCoopers LLP
                                     ------------------------------
                                         PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
New York, New York
November 12, 1999
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                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement of ACE Limited on Form S-4 of our report dated April 2, 1999 relating to the financial statements of CIGNA Corporation Property and Casualty Businesses Combined Financial Statements, which appears in the Current Report on Form 8-K of ACE Limited dated May 19, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                     /s/ PricewaterhouseCoopers LLP
                                     ------------------------------
                                         PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
New York, New York
November 12, 1999